Cornerstone Bancshares, Inc. Reports Fourth Quarter 2012 Earnings

CHATTANOOGA, Tenn.--(PR Newswire)— January 28, 2013--Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ; CSBQP) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”) reported net income of $371,000 for the fourth quarter of 2012 and net income of $1,402,000 for the 12 months ended December 31, 2012, which represents a 228.6 percent improvement in net income quarter-over-quarter and a 36.1 percent improvement from the previous year.

Net interest margin increased from 3.55 percent in 2011 to 3.85 percent in 2012. In addition, total assets increased 4.2 percent for the year, from $422,655,000 in 2011 to $440,463,000. There was a 3.4 percent growth in loans for the year, from $267,765,000 in 2011 to $276,992,000 in 2012. Deposits increased 8.9 percent from $314,042,000 in 2011 to $341,897,000. In addition, Cornerstone’s market value per common share increased 52.7 percent from $1.50 in 2011 to $2.29 in 2012. As of December 31, 2012, Cornerstone had sold all 600,000 shares of its Series A Convertible Preferred Stock, raising $15 million in new capital.

Specific Accomplishments Include:

•	$15 million capital raise completion

•	Four consecutive quarters of positive earnings for 2012

•	Four consecutive payments of quarterly Preferred Stock dividends

“We’ve definitely turned a corner and are extremely pleased with our continued improvement,” said Cornerstone’s President and CEO Frank Hughes. “Our goal is to continue strengthening Cornerstone’s foundation, so that we can build for the future and continue serving our Chattanooga market.”

Cornerstone is a single-bank holding company, with $440 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Contact:

N. Frank Hughes, President & Chief Executive Office

423-385-3009

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc. and Subsidiary

Fourth Quarter Financial Highlights

December 31, 2012 and 2011

(Unaudited)

(Amounts in thousands, except per common share data)	2012	2011	% Change
Balance Sheet Data at December 31
Total assets	$440,463	$422,655	4.2
Interest-earning assets	410,032	393,436	4.2
Loans	276,992	267,765	3.4
Foreclosed assets	20,332	18,524	9.8
Deposits	341,897	314,042	8.9
Other interest-bearing liabilities	56,762	72,436	(21.6)
Shareholders' equity	40,889	35,208	16.1
Loan to deposit ratio	81.02%	85.26%	(5.0)
Tier 1 leverage ratio (Bank, est)	8.37%	8.04%	4.1
Total risk-based capital ratio (Bank, est)	12.91%	12.99%	(0.6)
Outstanding common shares	6,500	6,500	-
Book value per common share	$4.01	$3.89	3.0
Tangible book value per common share	$4.01	$3.89	3.0
Market value per common share as of December 31	$2.29	$1.50	52.7

Loan Quality Data
Nonaccruing loans	6,006	7,882	(23.8)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	1,689	2,177	(22.4)
Allowance for loan losses	6,141	7,400	(17.0)
Allowance for loan losses to total loans	2.22%	2.76%
Nonperforming assets to total assets	5.98%	6.26%

Performance Data for the Year
Net income	$1,402	$1,030	36.1
Return on average assets	0.34%	0.24%
Return on average equity	3.78%	3.46%
Net interest margin	3.85%	3.55%
Per common share data:
Net income – basic	$0.02	$0.05
Net income – diluted	$0.02	$0.05
Common dividends	$-	$-
Preferred dividends & accretion	$2.50	$1.89
Average shares (000s):
Basic common stock	6,500	6,500
Diluted common stock	6,523	6,500
Preferred stock (actual)	600	404

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2012				2011	Q4-12 /
	Fourth	Third	Second	First	Fourth	Q4-11
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,718	$4,242	$4,186	$4,144	$4,437	6.3
Securities and interest-bearing deposits at other financial institutions	440	478	618	467	548	(19.7)
Federal funds sold and other earning assets	16	15	13	15	16	5.1
Total interest income	5,174	4,735	4,817	4,626	5,001	3.5
Interest expense
Deposits	673	756	768	820	924	(27.2)
Short-term borrowings	17	22	23	32	27	(36.3)
FHLB advances and other borrowing	391	394	426	462	454	(13.8)
Total interest expense	1,081	1,172	1,217	1,314	1,405	(23.0)
Net interest income	4,093	3,563	3,600	3,312	3,596	13.8
Provision for loan losses	330	100	-	-	300	10.0
Net interest income after the
provision for loan losses	3,763	3,463	3,600	3,312	3,296	14.2
Noninterest income
Customer service fees	201	198	207	197	212	(5.2)
Other noninterest income	13	12	19	20	15	(11.1)
Gain on sale of assets	27	48	26	50	47	(42.6)
Total noninterest income	241	258	252	267	274	(11.9)
Noninterest expense
Salaries and employee benefits	1,600	1,566	1,570	1,591	1,614	(0.9)
Net occupancy and equipment	408	355	348	336	314	30.0
Depository insurance	121	237	207	203	255	(52.5)
Foreclosed asset expense (1)	156	314	481	150	538	(71.0)
Other operating expense	1,192	731	817	794	780	52.8
Total noninterest expense	3,477	3,203	3,423	3,074	3,501	(0.7)
Income before income taxes	527	518	429	505	69	664.7
Income tax (benefit) expense	156	154	118	149	(44)	(454.5)
Net income	$371	$364	$311	$356	$113	228.4

Preferred stock dividends & accretion on preferred stock discount	393	325	296	280	267	47.2

Net income / (loss) available to common	(22)	39	15	76	(154)	(85.7)

Net income / (loss) per common share:
Basic	$(0.00)	$0.01	$-	$0.01	$(0.02)	(85.7)
Diluted	$(0.00)	$0.01	$-	$0.01	$(0.02)	(85.7)
Average basic shares	6,500	6,500	6,500	6,500	6,500	-
Average common diluted shares	6,503	6,503	6,581	6,586	6,500	0.0
Performance Ratios
Return on average equity	3.81%	3.88%	3.42%	4.00%	1.37%	177.7
Return on average assets	0.35%	0.35%	0.30%	0.35%	0.11%	225.3
Net interest margin	4.21%	3.70%	3.87%	3.59%	3.72%	13.4
Average equity	38,926	37,501	36,423	35,587	32,912	18.3
Average assets	420,608	418,443	412,305	408,711	416,562	1.0
Average interest-earning assets	391,197	389,458	380,631	378,335	390,756	0.1

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2012				2011
	Fourth	Third	Second	First	Fourth
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$5,280	$6,029	$6,024	$7,400	$6,864
Provision for loan losses	330	100	-	-	300
Net charge-offs	531	(849)	5	(1,376)	236
Balance at end of period	$6,141	$5,280	$6,029	$6,024	$7,400

As a % of loans	2.22%	1.93%	2.29%	2.29%	2.76%
As a % of nonperforming loans	102.24%	66.26%	84.63%	55.95%	93.90%
As a % of nonperforming assets	23.32%	17.40%	20.60%	20.27%	28.03%

Net charge-offs as a % of loans (a)	-0.77%	1.24%	-0.01%	2.10%	-0.35%

Risk element assets
Accruing troubled debt restructured	$5,316	$5,328	$2,775	$2,418	$2,750
Loans past due 30-89 days	$6,534	$3,685	$2,495	$5,040	$8,158

Nonaccruing loans	$6,006	$7,968	$7,124	$10,767	$7,882
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$6,006	$7,968	$7,124	$10,767	$7,882
Repossessed assets	32	39	83	-	-
Other real estate owned (b)(c)	$20,300	$22,337	$22,061	$18,957	$18,524
Total nonperforming assets	$26,338	$30,344	$29,268	$29,724	$26,406

Nonperforming loans as a % of loans	2.17%	2.91%	2.70%	4.10%	2.94%
Nonperforming assets as a % of loans
and other real estate owned	8.86%	10.25%	10.24%	10.55%	9.22%

Total loans	276,992	273,820	263,749	262,788	267,765

(a) Annualized
(b) Properties sold during 4th Q 2012	$3,090
(c) Properties under contract to sell	$474

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	December 31
(Amounts in thousands)
Assets		2012			2011
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$276,694	$4,718	6.76%	$268,349	$4,437	6.56%
Investment securities	82,917	440	2.41%	96,407	548	2.52%
Other earning assets	31,586	16	0.21%	26,000	16	0.24%
Total earning assets	391,197	$5,174	5.31%	390,756	$5,001	5.14%
Allowance for loan losses	(5,530)			(6,871)
Cash and other assets	34,941			32,677
TOTAL ASSETS	$420,608			$416,562

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$26,355	$21	0.32%	$22,845	$19	0.33%
Savings deposits	11,059	9	0.34%	9,786	13	0.51%
MMDA's	66,838	117	0.69%	35,119	88	1.00%
Time deposits	176,882	525	1.18%	207,850	804	1.53%
Federal funds purchased and securities
sold under agreements to repurchase	18,343	17	0.37%	21,079	28	0.52%
Federal Home Loan Bank and other borrowings	37,175	392	4.18%	43,045	455	4.19%
Total interest-bearing liabilities	336,652	1,081	1.27%	339,723	1,405	1.64%
Net interest spread		$4,093	4.04%		$3,596	3.50%
Noninterest-bearing demand deposits	43,662			43,728
Accrued expenses and other liabilities	1,368			198
Shareholders' equity	38,926			32,912
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$420,608			$416,562
Net yield on earning assets			4.21%			3.72%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		63			64
Total adjustment		63			64

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Twelve months ended
	December 31
(Amounts in thousands)
Assets		2012			2011
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$268,828	$17,289	6.43%	$273,523	$18,129	6.63%
Investment securities	89,587	2,004	2.53%	108,705	2,312	2.38%
Other earning assets	27,010	60	0.22%	23,232	53	0.23%
Total earning assets	385,425	$19,353	5.09%	405,460	$20,494	5.12%
Allowance for loan losses	(6,140)			(7,496)
Cash and other assets	35,756			32,721
TOTAL ASSETS	$415,041			$430,685

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$26,483	$87	0.33%	$25,741	$84	0.33%
Savings deposits	10,504	38	0.36%	9,750	50	0.51%
MMDA's	52,454	422	0.80%	29,149	291	1.00%
Time deposits	187,733	2,471	1.32%	226,720	3,768	1.66%
Federal funds purchased and securities
sold under agreements to repurchase	21,312	94	0.44%	22,808	125	0.55%
Federal Home Loan Bank and other borrowings	39,282	1,673	4.26%	47,745	2,044	4.28%
Total interest-bearing liabilities	337,768	4,785	1.42%	361,913	6,362	1.76%
Net interest spread		$14,568	3.67%		$14,132	3.36%
Noninterest-bearing demand deposits	39,936			39,042
Accrued expenses and other liabilities	222			(10)
Shareholders' equity	37,115			29,740
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$415,041			$430,685
Net yield on earning assets			3.85%			3.55%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		260			276
Total adjustment		260			276

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2012		2011
	Fourth	% of	Fourth	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$58,425	21.1	$62,999	23.5	(7.3)
Non-owner occupied	66,468	24.0	62,958	23.5	5.6
Multi-family real estate	8,508	3.1	11,023	4.1	(22.8)
1-4 family construction	6,937	2.5	5,775	2.2	20.1
Commercial land and lot development	25,551	9.2	18,629	7.0	37.2
Total non-residential real estate	165,889	59.9	161,384	60.3	2.8
Residential real estate
First mortgage - 1-4 family	44,145	15.9	41,226	15.4	7.1
Second mortgage - 1-4 family	3,348	1.2	3,662	1.4	(8.6)
Home equity lines	15,194	5.5	14,632	5.5	3.8
Total residential real estate	62,687	22.6	59,520	22.2	5.3
Total real estate loans	228,576	82.5	220,904	82.5	3.5

Commercial	38,101	13.8	35,608	13.3	7.0
Agricultural & other	8,378	3.0	8,737	3.3	(4.1)
Consumer	1,937	0.7	2,516	0.9	(23.0)
Total loans, net of unearned fees	$276,992	100.0	$267,765	100.0	3.4

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	December 31,	December 31,
ASSETS	2012	2011

Cash and due from banks	$1,836,175	$1,660,204
Interest-bearing deposits at other financial institutions	54,575,759	37,222,487
Total cash and cash equivalents
	56,411,934	38,882,691

Securities available for sale	76,096,646	86,057,437
Securities held to maturity (fair value
approximates $46,096 in 2012 and $70,484 in 2011)	45,086	68,643
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of
$6,141,281 in 2012 and $7,400,049 in 2011	270,850,465	260,364,569
Bank premises and equipment, net	5,399,340	5,712,003
Accrued interest receivable	1,213,778	1,327,458
Foreclosed assets	20,332,313	18,523,960
Other assets	7,790,634	9,395,721

Total Assets	$440,463,096	$422,655,382

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$57,070,534	$43,989,943
Interest-bearing demand deposits	30,178,624	22,353,384
Savings deposits and money market accounts	80,994,239	46,857,118
Time deposits	173,653,892	200,841,499
Total deposits	341,897,289	314,041,944

Accrued interest payable	120,558	110,703
Federal funds purchased and securities sold under
agreements to repurchase	19,587,387	29,390,810
Federal Home Loan Bank advances and other borrowings	37,175,000	43,045,000
Other liabilities	794,026	858,620

Total Liabilities	399,574,260	387,447,077

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized;
600,000 and 403,989 shares issued and outstanding in 2012 and 2011, respectively.	14,821,546	9,899,544
Common stock - $l.00 par value; 20,000,000 shares authorized;
6,709,199 issued in 2012 and 2011;
6,500,396 outstanding in 2012 and 2011	6,500,396	6,500,396
Additional paid-in capital	21,390,486	21,316,438
Retained deficit	(3,274,986)	(3,627,208)
Accumulated other comprehensive income	1,451,394	1,119,135

Total Stockholders' Equity	40,888,836	35,208,305

Total Liabilities and Stockholders' Equity	$440,463,096	$422,655,382

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Twelve months ended
	December 31,		December 31,
	2012	2011	2012	2011
INTEREST INCOME
Loans, including fees	$4,717,662	$4,437,342	$17,288,855	$18,128,907
Securities and interest-bearing deposits at other financial institutions	440,187	548,211	2,003,620	2,311,690
Federal funds sold & other earning assets	16,329	15,542	60,404	53,139
Total interest income	5,174,178	5,001,095	19,352,879	20,493,736

INTEREST EXPENSE
Time deposits	524,794	803,803	2,471,135	3,767,582
Other deposits	147,953	119,854	546,812	424,387
Federal funds purchased and securities
sold under agreements to repurchase	17,209	27,688	94,402	125,538
Federal Home Loan Bank advances and other borrowings	391,468	453,756	1,672,478	2,044,361
Total interest expense	1,081,424	1,405,101	4,784,827	6,361,868

Net interest income before provision for loan losses	4,092,754	3,595,994	14,568,052	14,131,868
Provision for loan losses	330,000	300,000	430,000	445,000
Net interest income after provision for loan losses	3,762,754	3,295,994	14,138,052	13,686,868

NONINTEREST INCOME
Customer service fees	201,144	212,058	803,251	868,935
Net gains from sale of securities	-	-	-	107,413
Net gains from sale of loans and other assets	27,601	47,131	151,710	134,997
Other noninterest income	12,675	14,476	64,519	71,542
Total noninterest income	241,420	273,665	1,019,480	1,182,887

NONINTEREST EXPENSE
Salaries and employee benefits	1,600,177	1,613,574	6,327,226	6,117,063
Net occupancy and equipment expense	408,908	313,736	1,447,204	1,431,863
Depository insurance	121,072	254,844	803,902	1,052,591
Foreclosed assets, net	155,507	538,053	1,100,670	1,922,988
Other operating expenses	1,191,695	780,505	3,498,867	3,126,998
Total noninterest expenses	3,477,359	3,500,712	13,177,869	13,651,503

Income before provision for income taxes	526,815	68,947	1,979,663	1,218,252
Provision (benefit) for income taxes	156,100	(43,875)	577,600	188,200

Net income	370,715	$112,822	1,402,063	1,030,052

Preferred stock dividend requirements	375,000	252,493	1,229,780	651,119
Accretion on preferred stock discount	17,845	14,299	63,924	36,718

Net (loss) income available to common shareholders	$(22,130)	$(153,970)	$108,359	$342,215

(LOSS) EARNINGS PER COMMON SHARE
Basic	$-	$(0.02)	$0.02	$0.05
Diluted	$-	$(0.02)	$0.02	$0.05

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the 12 months ended December 31, 2012

			Additional		Other	Total
	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2011	$9,899,544	$6,500,396	$21,316,438	$(3,627,208)	$1,119,135	$35,208,305

Employee compensation stock option expense	-	-	74,048	-	-	74,048

Issuance of Series A Convertible Preferred Stock	4,858,078	-	-	-	-	4,858,078
	0
Preferred stock dividends paid	-	-	-	(985,917)	-	(985,917)

Accretion on preferred stock	63,924	-	-	(63,924)	-	-

Net income	-	-	-	1,402,063	-	1,402,063

Other comprehensive income, net of tax	-	-	-	-	332,259	332,259

BALANCE, December 31, 2012	$14,821,546	$6,500,396	$21,390,486	$(3,274,986)	$1,451,394	$40,888,836

The Notes to Consolidated Financial Statements are an integral part of these statements.